Subsequent events	12 Months Ended
Dec. 31, 2018
Subsequent events
Subsequent events

35.Subsequent events

 In 2018, the Group established a property management group (“JDPM”) to manage the expanding logistics facilities and other real estate properties. JDPM develops and manages these properties, and the Group may seek opportunistic dispositions to optimize the Company’s capital structure. In February 2019, JDPM established JD Logistics Properties Core Fund, L.P. (“JD LPC Fund”) together with GIC, Singapore’s sovereign wealth fund, for a total committed capital of over RMB4.8 billion. The Group serves as the general partner and has committed 20% of the total capital of JD LPC Fund, and GIC has committed the remaining 80%. The investment committee of JD LPC Fund, which comprise the representatives from the Group and GIC, will oversee the key operations of JD LPC Fund. Furthermore, on February 27, 2019, the Group entered into a definitive agreement with JD LPC Fund, pursuant to which the Group will dispose of certain of its modern logistics facilities to JD LPC Fund, valuing at RMB10.9 billion, to unlock meaningful value from its balance sheet and recycle capital for its future growth initiatives. JD LPC Fund will use leverage to finance the purchase, and the closing of the purchase is subject to certain conditions, including the availability of debt financing. Subsequent to the disposition, the Group will lease back these facilities for operational purposes. JDPM will serve as the asset manager managing JD LPC Fund’s assets. As of the report date, the Group has received part of the total consideration of RMB2.3 billion from JD LPC Fund. It is expected that the disposition of the majority of these logistics facilities will be completed in 2019. The Group is evaluating the accounting impact of this transaction.